CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Terabeam, Inc. (the "Company") for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Robert E. Fitzgerald, Chief Executive Officer, and Brian J. Sereda, Chief Financial Officer and Treasurer, of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert E. Fitzgerald                   /s/ Brian J. Sereda
-----------------------------------        -------------------------------------
Robert E. Fitzgerald                       Brian J. Sereda
Chief Executive Officer                    Chief Financial Officer and Treasurer

Date:  August 14, 2006                     Date:  August 14, 2006